Earnings per Common Share - € / shares		12 Months Ended
		Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Earnings per share [Abstract]
Basic	[1]	€ 0.06	€ (2.71)	€ (0.01)
Diluted	[1]	€ 0.06	€ (2.71)	€ (0.01)
Number of shares in million [Abstract]
Denominator for basic earnings per share, weighted-average shares outstanding		2,108.2	2,110	2,102.2
Denominator for diluted earnings per share, adjusted weighted-average shares after assumed conversions	[2]	2,170.1	2,110	2,102.2

[1]	Earnings were adjusted by EUR349million and EUR330million before tax and EUR292million net of tax for the coupons paid on Additional Tier 1 Notes in April 2020, April 2019 and April 2018. Since 2019 the tax impact is recognized in net income (loss) directly. In accordance with IAS33 the coupons paid on Additional Tier1 Notes are not attributable to Deutsche Bank shareholders and therefore need to be deducted in the calculation. This adjustment created a net loss situation for Earnings per Common Share for 2018.
[2]	Due to the net loss situation for 2019 and 2018 potentially dilutive shares are generally not considered for the earnings per share calculation, because to do so would decrease the net loss per share. Under a net income situation however, the number of adjusted weighted average shares after assumed conversion would have been increased by60million shares for 2019 and53million shares for 2018.